SUPPLEMENT TO THE FIDELITY CONTRAFUND
FEBRUARY 21, 1997
STATEMENT OF ADDITIONAL INFORMATION
The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 17.
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).